Dreyfus BASIC Municipal Money Market Portfolio

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                 Dreyfus BASIC Municipal Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Portfolio, covering the 12-month period from September 1, 1999 through
August 31, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Colleen Meehan.

Tighter monetary policy adversely affected most -- but not all -- sectors of the money markets over the past year. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures in a fast-growing economy. The Fed raised short-term interest rates four times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began.

Tax-exempt money market investments were also strongly influenced by their own unique supply-and-demand factors, including a reduction in the supply of tax-exempt money market instruments amid strengthening demand. These forces helped constrain the rise in tax-exempt yields relative to comparable taxable securities, especially during the second half of the reporting period.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Municipal Money Market Portfolio.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
September 15, 2000




DISCUSSION OF PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Portfolio perform during the period?

For the 12-month period ended August 31, 2000, the portfolio produced an annualized yield of 3.41%. Taking into account the effects of compounding, the portfolio provided an annualized effective yield of 3.46%.(1)

We attribute the portfolio' s performance to a strong economic environment, rising interest rates and seasonal factors during most of the reporting period.

What is the portfolio's investment approach?

The   portfolio  seeks  a  high  level  of  federally  tax-exempt  income  while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, usually tend to lengthen the portfolio' s average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio was positively influenced over the past year by robust U.S. economic growth, rising interest rates, seasonal supply-and-demand factors and a declining supply of newly issued securities.

When the reporting period began on September 1, 1999, it had become apparent that the pace of economic growth in the United States was more rapid than many analysts expected. Consumer confidence was high, oil prices were bouncing back from earlier lows and employment remained strong. These economic forces sparked concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board raised short-term interest rates four times during the reporting period, for an increase of 1.25%.

Tax-exempt money markets continued to be influenced by the effects of a strong U.S. economy. In general, yields for state-specific (California, New Jersey and New York) tax-exempt money market instruments were generally low compared to most taxable money market instruments. This was primarily because many states and their municipalities experienced higher tax revenues during the reporting period. As a result, their need to borrow was curtailed which resulted in a reduced supply of securities. However, overall demand for tax-exempt money market securities remained relatively strong because of new wealth created by a strong economy and a rising stock market.

Despite these influences, during April and May of 2000, seasonal supply-and-demand factors helped push tax-exempt money market yields to their highest level since 1991. That' s because many taxpayers redeemed shares of tax-exempt money market funds to pay their income tax obligations, reducing demand and increasing supply temporarily. We took advantage of this short-lived yield increase by reducing the portfolio's average weighted maturity before seasonal tax selling began. Once yields were higher, we extended the portfolio's
average    maturity    to    lock    in    higher    prevailing    yields.


Toward the end of the reporting period, tax-exempt money market yields began to decline as signs of a potential economic slowdown emerged. Our maturity management strategy was particularly beneficial during this time, because it helped us to lock in higher yields as rates on one-year municipal notes fell.

What is the portfolio's current strategy?

Our strategy continues to involve active management of the portfolio's average weighted maturity and asset mix according to our interest-rate and supply-and-demand expectations. Accordingly, as of August 31, we maintained a longer weighted average maturity than many other tax-exempt money market funds. This strategy was designed to help us lock in what we believe were attractive yields during periods of low supply for newly issued securities.

In addition, when we took advantage of temporary high yields during tax season, we created a "laddered" portfolio of municipal notes and commercial paper, in which maturities are staggered so that current holdings mature at different times. The laddered portfolio generally was designed to maintain then prevailing yields from certain portfolio securities if interest rates fall, while making some cash available for reinvestment in case interest rates rise further. Of course, portfolio composition is subject to change at any time.

September 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

August 31, 2000

STATEMENT OF INVESTMENTS

                                                                                             Principal
TAX EXEMPT INVESTMENTS-100.3%                                                                Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.1%

Decatur, IDB, SWDR, VRDN

  (Trico Steel Co. LLC Project)

   4.30% (LOC; Chase Manhattan Bank)                                                         25,000,000  (a)          25,000,000

CALIFORNIA--2.0%

California Higher Education Loan Authority Inc.

  Student Loan Revenue

  4.45%, Series C, 7/1/2001 (LOC; Student Loan

   Marketing Association)                                                                    10,000,000               10,000,000

COLORADO--3.1%

Colorado Student Obligation Bond Authority

  Student Loan Revenue, VRDN

   4.35%, Series A (LOC; Student Loan Marketing Association)                                 15,000,000  (a)          15,000,000

DISTRICT OF COLUMBIA--1.0%

District of Columbia, Revenues, VRDN

  (George Washington University)

  4.25%, Series B (Insured; MBIA and Liquidity

   Facility; Bank of America)                                                                 5,000,000  (a)           5,000,000

FLORIDA--4.1%

Miami-Dade County Housing Finance Authority

  Home Ownership Mortgage, Housing Revenue

   4.80%, Series A-2, 4/16/2001 (LOC; AIG Funding Inc.)                                       5,000,000                5,000,000

Orange County Health Facilities Authority, Revenues

  VRDN (Florida Hospital Associates) 4.35%, Series A

  (Insured; CDC Funding Corp. and Liquidity Facility:

  The Bank of New York, Bank of Nova Scotia,

   and Banque Paribas)                                                                       10,000,000  (a)          10,000,000

Sunshine State Governmental Finance Commission, Revenue

  VRDN 4.20% (Insured; AMBAC and Liquidity Facility;

   Credit Local de France)                                                                    5,000,000  (a)           5,000,000

GEORGIA--5.1%

Atlanta, Airport Revenue, VRDN

  4.94% (Insured; FGIC and Liquidity Facility;

   First Union National Bank)                                                                 5,070,000  (a)           5,070,000

Savannah Economic Development Authority, Exempt

  Revenue, VRDN (Home Depot Project)

   4.35%, Series A (Corp. Guaranty; Home Depot)                                              20,000,000  (a)          20,000,000

ILLINOIS--4.9%

Cook County, GO Notes

   6.30%, 11/1/2000 (Insured; AMBAC)                                                          3,000,000                3,010,896

Cook County Capital Improvement, Refunding, GAN

   5%, 11/15/2000 (Insured; FGIC)                                                             4,540,000                4,548,536


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, Revenue, Refunding

   VRDN 4.30%, Series A (Amerncips Project)                                                   7,000,000  (a)           7,000,000

Illinois Health Facilities Authority, Revenue

   4.75%, 5/31/2001 (Evanston Northwestern Corp.)                                             4,000,000                4,000,000

Village of Lombard, MFHR (Clover Creek)

   4.05%, 12/15/2000 (LOC; Bank One of Arizona)                                               4,800,000                4,800,000

INDIANA--3.7%

Indiana Bond Bank Advance Funding Program

   4.75%, Series A-2, 1/18/2001
   (LOC; Bank of America)                                                                     8,000,000                8,016,964

Petersburg, SWDR, VRDN

  (Indiana Power and Light Co. Project)

  4.25%, Series A (Corp. Guaranty; Indiana Power

   and Light Co. Project)                                                                    10,000,000  (a)          10,000,000

IOWA--2.6%

Iowa Finance Authority, SWDR

  VRDN (Cedar River Paper Company)

   4.45%, Series A (LOC; Union Bank Of Switzerland)                                           3,000,000  (a)           3,000,000

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Inc. Project) 4.40%                                                 10,000,000  (a)          10,000,000

KANSAS--1.9%

Wichita, Water and Sewer Utility Revenue

   6.50%, 10/1/2000 (Insured; FGIC)                                                           1,850,000                1,853,474

Wyandotte County Government Temporary Notes

  (Kansas City University):

      4.30%, Series 8, 2/1/2001                                                               4,015,000                4,015,000

      4.40%, Series 5, 2/1/2001                                                               1,262,500                1,262,500

      4.40%, Series 6, 2/1/2001                                                               2,095,750                2,095,750

KENTUCKY--1.7%

Kentucky Governmental Agencies

   TRAN 5.30%, 6/29/2001 (LOC; Fifth Third Bank)                                              3,440,000                3,461,713

Kentucky Interlocal School Transportation Association

   TRAN 5%, 6/29/2001                                                                         5,000,000                5,023,680

LOUISIANA--2.8%

New Orleans Finance Authority, SFMR

   4.45%, Series A-2, 4/1/2001 (LOC; AIG Funding Inc.)                                        4,000,000                4,000,000

West Baton Rouge Parish, Industrial District Number 3

  Revenue, VRDN (Dow Chemical Co. Project)

   4.50%, Series A (Corp. Guaranty; Dow Chemical Co.)                                        10,000,000  (a)          10,000,000

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MAINE--.6%

Cumberland County, GO Notes, Prerefunded

  6.95%, 2/01/2001

   (Escrowed in; U.S. Government Securities)                                                  2,500,000                2,574,001

MASSACHUSETTS--2.3%

Northampton, BAN 5%, 10/27/2000                                                               4,000,000                4,003,603

Pioneer Valley Transportation Authority

   RAN 4.875%, 8/02/2001                                                                      4,000,000                4,011,446

Springfield, BAN 5%, 6/22/2001                                                                3,350,000                3,362,907

MICHIGAN--6.0%

Grand Rapids Economic Development Corporation

  IDR, VRDN

  (Amway/Grand Plaza Hotel Facility # 1)

   4.20% (LOC; Old Kent Bank and Trust Co.)                                                   4,000,000  (a)           4,000,000

Michigan Hospital Finance Authority, Revenues

  Hospital Equipment Loan Program, CP

  4.50%, Series A, 9/11/2000

   (Corp. Guaranty; Sarco Inc.)                                                               5,800,000                5,800,000

Michigan Housing Development Authority

  MFHR, Refunding,VRDN

  (River Place Apartments)

   4.45% (LOC; The Bank of New York)                                                          8,000,000  (a)           8,000,000

Michigan South Central Power Agency, Power Supply

  System Revenue, Refunding

   5.20%, 11/1/2000 (Insured; MBIA)                                                           5,510,000                5,520,203

Michigan Strategic Fund, LOR, VRDN

  (Pierce Foundation Project)

   4.20% (LOC; Michigan National Bank)                                                        6,000,000  (a)           6,000,000

MINNESOTA--5.0%

Becker, PCR, CP

  (Northern States Power Company)

   4.30%, Series A, 10/13/2000                                                                5,000,000                5,000,000

Minnesota Higher Education Coordinating Board, Revenue

   VRDN 4.35% (LOC; Norwest Bank of Minnesota)                                               15,500,000  (a)          15,500,000

Southern Minnesota Municipal Power Agency, Revenue

  CP (Power Supply System)

   4.75%, 9/11/2000 (Liquidity Facility: ABN-Amro Bank,
   Bank of Nova Scotia and Credit Agricole-Indosuez)                                          4,000,000                4,000,000

MISSOURI--1.9%

Missouri Higher Education Loan Authority, Student Loan

  Revenue, Refunding, VRDN

  4.40%, Series B (Insured; MBIA and SBPA; NMB Post

   Bank Group)                                                                                9,500,000  (a)           9,500,000


                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--1.5%

Clark County, VRDN:

  EDR (Lutheran Secondary School Association Project)

      4.40% (LOC; Allied Irish Banks)                                                         4,000,000  (a)           4,000,000

   IDR (Nevada Cogeneration)

      4.45% (LOC; ABN-Amro Bank)                                                              3,500,000  (a)           3,500,000

NEW HAMPSHIRE--5.6%

State of New Hampshire Business Finance Authority, PCR

  CP (New England Power Co. Project)

  4.30%, Series A, 9/15/2000 (Corp. Guaranty; New

   England Power Co.)                                                                        21,000,000               21,000,000

Rockingham County, TAN 4.75%, 12/29/2000                                                      6,500,000                6,509,185

OHIO--3.3%

Ohio Housing Finance Agency, Mortgage Revenue

  (Residential):

      4.15%, Series C, 9/1/2000                                                               4,100,000                4,100,000

      4.35%, Series C, 8/30/2001                                                              5,000,000                5,000,000

Ohio Water Development Facility Authority

  PCR, Refunding, VRDN

  (Duquesne Light Co.)

  4.40%, Series A (Insured; AMBAC and Liquidity

   Facility; The Bank of New York)                                                            7,000,000  (a)           7,000,000

OREGON--.4%

Oregon Health , Housing, Educational and Cultural Facility

  Authority, Revenues, CP

  4.25%, 10/24/2000

   (LOC; Canadian Imperial Bank of Commerce)                                                  2,000,000                2,000,000

PENNSYLVANIA--7.7%

Emmaus General Authority, Revenue, VRDN:

  4.25% (Insured; FSA and Liquidity Facility; First Union

      National Bank)                                                                         15,000,000  (a)          15,000,000

   4.25%, Subseries E-11 (LOC; Canadian Imperial Bank

      of Commerce)                                                                            5,000,000  (a)           5,000,000

   4.30%, Series E (LOC; Goldman Sachs and Company)                                           5,000,000  (a)           5,000,000

   4.30%, Series D (LOC; Goldman Sachs and Company)                                           5,800,000  (a)           5,800,000

Pennsylvania Energy Development Authority, Energy

  Development Revenue, VRDN

  (B & W Ebensburg Project)

   4.35% (LOC; Landesbank Hessen)                                                             6,985,000  (a)           6,985,000

SOUTH CAROLINA--1.2%

Florence County Solid Waste Disposal, Waste Water

  Treatment Facilities Revenue, VRDN

  (Roche Carolina Inc. Project)

   4.45% (LOC; Deutsche Bank)                                                                 4,400,000  (a)           4,400,000

                                                                                           The Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA (CONTINUED)

Lexington County Health Services District Inc.

  Hospital Improvement Revenue, Refunding

   4.25%, 11/1/2000 (Insured; FSA)                                                            1,665,000                1,665,250

TENNESSEE--3.3%

Sevier County Public Building Authority, Local Government

  Public Improvement Revenue, VRDN

  4.30%, Series II-C-5 (Insured; AMBAC and LOC;

   Landesbank Hessen)                                                                         6,000,000  (a)           6,000,000

Shelby County Health Educational and Housing Facilities Board

  HR (Baptist Memorial Hospital):

      4.60%, 11/22/2000 (LOC; Bank of America)                                                5,000,000                5,000,000

      4.30%, 12/22/2000 (LOC; Bank of America)                                                5,000,000                5,000,000

TEXAS--13.5%

Brazos River Harbor Navigation District, Harbor Revenue

  VRDN (Dow Chemical Co. Project)

   4.50% (Corp. Guaranty; Dow Chemical Co.)                                                  22,300,000  (a)          22,300,000

El Paso Industrial Development Authority Inc., IDR

  VRDN (El Paso School District Limited Project)

   4.40% (LOC; Chase Manhattan Bank)                                                          2,000,000  (a)           2,000,000

Gulf Coast Waste Disposal Authority, VRDN:

  Environment Facilities Revenue

    (Amoco Oil Company Project)

      4.45% (LOC; BP Amoco PLC)                                                               1,700,000  (a)           1,700,000

   SWDR, Refunding

      (Amoco Oil Company Project)

      4.45% (LOC; BP Amoco PLC)                                                               2,000,000  (a)           2,000,000

Harris County Health Facilities Development Corporation

  HR, VRDN (Texas Children's Hospital)

  4.30%, Series B-1 (Insured; MBIA and Liquidity Facility;

   Morgan Guaranty Trust Co.)                                                                 5,000,000  (a)           5,000,000

Panhandle Plains Higher Education Authority Inc., Student

  Loan Revenue, VRDN

  4.35%, Series A (LOC; Student Loan Marketing

   Association)                                                                              20,000,000  (a)          20,000,000

Port Development Corporation, Marine Terminal Revenue

  VRDN (Pasadena Terminal Co. Inc. Project)

   4.45% (LOC; ABN-Amro Bank)                                                                 2,420,000  (a)           2,420,000

State of Texas, TRAN 5.25%, 8/31/2001                                                         5,000,000                5,046,622

Texas Public Finance Authority, Revenue

   4.20%, Series A, 10/18/2000                                                                5,000,000                5,000,000

West Texas Municipal Power Agency, Electric Revenue

   4.20%, 2/15/2001 (Insured; MBIA)                                                           1,000,000                  999,987


                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--1.3%

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick)

   4.30% (LOC; Bank One Corp.)                                                                6,400,000  (a)           6,400,000

VIRGINIA--4.0%

Hopewell Industrial Development Authority, Exempt

  Facilities Revenue, VRDN (Hadson Power 13)

   4.40%, Series A (LOC; Credit Suisse)                                                       2,000,000  (a)           2,000,000

Richmond Industrial Development Authority, IDR

  VRDN (Cogentrix of Richmond Project):

      4.60%, Series A (LOC; Banque Paribas)                                                   8,300,000  (a)           8,300,000

      4.60%, Series B (LOC; Banque Paribas)                                                   6,000,000  (a)           6,000,000

      Exempt Facilities 4.60%, Series A
         (LOC; Banque Paribas)                                                                3,400,000  (a)           3,400,000

WASHINGTON--1.9%

Washington Finance Commission, MFHR

  Refunding, VRDN

   (Avalon Ridge Apartments Project) 4.35% (LOC; FNMA)                                        9,255,000  (a)           9,255,000

WEST VIRGINIA--1.0%

West Virginia State Hospital Finance Authority, Revenue

   VRDN (WVHA Pooled Finance Program)
   4.39% (Insured; Bank of America and Liquidity
   Facility: Bank of Nova Scotia and Banque Paribas)                                          5,000,000  (a)           5,000,000

WISCONSIN--1.0%

Green Bay Area Public School District, BAN 4.90%,
4/30/2001                                            5,000,000  5,000,810

WYOMING--.8%

Wyoming Community Development Authority,

   Housing Revenue 3.60%, Series 4, 12/1/2000                                                 4,000,000                3,988,792
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $492,182,829)                                                            100.3%              492,201,319

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.3%)              (1,237,091)

NET ASSETS                                                                                       100.0%              490,964,228

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

BAN                 Bond Anticipation Notes

CP                  Commercial Paper

EDR                 Economic Development Revenue

FGIC                Financial Guaranty
                        Insurance Company

FNMA                Federal National Mortgage

                        Association

FSA                 Financial Security Assurance

GAN                 Grant Anticipation Notes

GO                  General Obligation

HR                  Hospital Revenue

IDB                 Industrial Development Board

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

MBIA                Municipal Bond Investors Assurance

                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RAN                 Revenue Anticipation Notes

SBPA                Standby Bond Purchase Agreement

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

TAN                 Tax Anticipation Notes

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 89.9

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                        5.0

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     5.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           492,182,829   492,201,319

Cash                                                                  5,398,237

Interest receivable                                                   3,529,652

Prepaid expenses                                                          9,282

                                                                    501,138,490
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           119,839

Payable for investment securities purchased                          10,000,000

Accrued expenses and other liabilities                                   54,423

                                                                     10,174,262
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      490,964,228
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     491,070,395

Accumulated net realized gain (loss) on investments                    (124,657)

Accumulated gross unrealized appreciation on investments                 18,490
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      490,964,228
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       491,070,395

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     20,554,324

EXPENSES:

Management fee--Note 2(a)                                            2,672,310

Shareholder servicing costs--Note 2(b)                                 361,362

Custodian fees                                                          52,973

Professional fees                                                       48,935

Registration fees                                                       25,785

Prospectus and shareholders' reports                                    14,190

Directors' fees and expenses--Note 2(c)                                  7,959

Miscellaneous                                                           12,111

TOTAL EXPENSES                                                       3,195,625

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (790,166)

NET EXPENSES                                                         2,405,459

INVESTMENT INCOME--NET                                              18,148,865
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  2,551

Net unrealized appreciation (depreciation) on investments               18,490

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  21,041

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                18,169,906

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             -----------------------------------
                                                     2000              1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         18,148,865        17,754,729

Net realized gain (loss) from investments           2,551               530

Net unrealized appreciation
   (depreciation) of investments                   18,490                --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    18,169,906       17,755,259
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (18,148,865)     (17,754,729)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                  406,174,145      511,053,083

Dividends reinvested                            17,151,512       16,884,847

Cost of shares redeemed                       (541,914,355)    (533,875,712)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (118,588,698)      (5,937,782)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (118,567,657)      (5,937,252)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           609,531,885          615,469,137

END OF PERIOD                                 490,964,228          609,531,885

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                    Year Ended August 31,
                                                                 --------------------------------------------------------------
                                                                 2000        1999         1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00        1.00         1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .034        .029         .033           .033          .034

Distributions:

Dividends from investment income--net                           (.034)      (.029)       (.033)         (.033)        (.034)

Net asset value, end of period                                   1.00        1.00         1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.47        2.90         3.31           3.31          3.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .45         .45          .45            .45           .38

Ratio of net investment income

   to average net assets                                         3.39        2.86         3.26           3.26          3.40

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                     .15         .15          .17            .15           .22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         490,964     609,532      615,469        683,562       804,257

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio' s investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the portfolio's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings credits of $31,173 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The portfolio has an unused capital loss carryover of approximately $125,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. If not applied, $1,200 of the carryover expires in fiscal 2002, $50,300 expires in fiscal 2003, $36,000 expires in fiscal 2004, $25,000 expires in fiscal 2005, $500 expires in fiscal 2006 and $12,000 expires in fiscal 2007.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $790,166 during the period ended August 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average
daily   net   assets  for  certain  allocated  expenses  of  pro
                                                                   The PortfoliO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

viding personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the portfolio was charged $281,205 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the portfolio was charged $52,592 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC Municipal Money Market
Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Portfolio at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with auditing standards generally accepted in the United States.


New York, New York                                /s/Ernst & Young LLP

October 9, 2000

                                                       The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income--net during the fiscal year ended August 31, 2000 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


NOTES

For More Information

Dreyfus BASIC Municipal
Money Market Portfolio
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   122AR008